UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 30, 2013, The Board of Directors (the “Board”) of Provident Financial Holdings, Inc. (the “Corporation”) amended the Corporation’s By-Laws, effective as of that date.  The Board amended Article III, Section 3 of the By-Laws to provide that in general, no person shall qualify for service as a director of the Corporation if such person is a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Corporation in connection with candidacy or service as a director of the Corporation.

The foregoing description of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws, a copy of which has been filed as an exhibit hereto and is expressly incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

       (d)         Exhibits

The following exhibits are being filed herewith and this list shall constitute the exhibit index:

3.1By-Laws of Provident Financial Holdings, Inc., as amended on July 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes President, Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)